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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          MARCH 24, 2000
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                           ZARING NATIONAL CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


OHIO                                      333-22679            31-1506058
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(STATE OF OTHER JURISDICTION             (COMMISSION          (IRS EMPLOYER
OF INCORPORATION)                        FILE NUMBER)        IDENTIFICATION NO.)


11300 CORNELL PARK DRIVE, SUITE 500, CINCINNATI, OHIO           45242-1825
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:            (513) 489-8849
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

         A lawsuit has been brought against Zaring National Corporation (the "Company") and its subsidiary, Zaring Homes, Inc., in the form of a purported class action whose members own homes in the "White Blossom" residential development of Zaring Homes in Mason, Ohio. The suit alleges that the home owners have been damaged because of defects in their homes including water and moisture in wall cavities; water damage to wood and other materials used to build the homes; mold and mildew growth inside the homes; excessive humidity; and poor air quality inside the homes. The suit requests compensatory damages of more than $25,000, treble damages, punitive damages, attorney fees, litigation expenses, court costs, interest before and after judgment, and all other available relief. The Company intends to vigorously contest this suit.

          The Company had previously disclosed the existence of an entrapped moisture problem in certain homes in Mason, Ohio in its Form 10-Q for the third quarter of 1999. The Company disclosed that it had commenced discussions with insurance carriers and other pertinent parties to address the potential financial impact of the moisture problem. However, the Company noted that, given the preliminary nature of the process, further review and analysis was necessary to determine the impact on prospective results of the operations or financial condition of the Company.

         Subsequent to the filing of the Form 10-Q for the third quarter of 1999, the Company has pursued various remediation initiatives in an effort to address home owner concerns. These efforts included consultation with national experts and analysis of the unique conditions present in each affected home. To date, the Company has entered into settlement agreements with the owners of 65 Zaring homes in Mason. The Company currently estimates that the cost to correct the moisture problem in the affected homes in Mason is approximately $3.8 million.

         The Company continues in discussions with its insurance carriers. Its primary carrier has accepted coverage in the situation to a potential maximum of $1 million. However, the excess insurance carrier has to date denied coverage. The Company continues to vigorously pursue its rights under the policies with its insurance carriers.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZARING HOMES, INC.

                                  BY: /s/ Ronald G. Gratz
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                                  NAME: Ronald G. Gratz

                                  TITLE: Chief Financial Officer, Secretary and
                                         Treasurer


Date: March 24, 2000